UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)         February 12, 2026

LAS VEGAS SANDS CORP.
(Exact name of registrant as specified in its charter)
Nevada
(State or other jurisdiction of incorporation)
001-32373	27-0099920
(Commission File Number)	(IRS Employer Identification No.)

5420 S. Durango Dr., Las Vegas, Nevada, 89113
(Address of principal executive offices) (Zip Code)

(702) 923-9000
(Registrant's Telephone Number, Including Area Code)

NOT APPLICABLE
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.001 par value)	LVS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.			☐

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As previously disclosed, effective March 1, 2026, Robert G. Goldstein, Chairman and Chief Executive Officer of Las Vegas Sands Corp. (the “Company”), will transition to the role of senior advisor. In connection with this transition, on February 12, 2026, the Board of Directors of the Company appointed Patrick Dumont, President and Chief Operating Officer of the Company, as Chairman, Chief Executive Officer, President and Treasurer of the Company, effective March 1, 2026. Mr. Dumont was appointed to the role of President and Chief Operating Officer in January 2021. He also served as the Company’s Executive Vice President and Chief Financial Officer from March 2016 to January 2021, the Company’s Principal Financial Officer from February 2016 to March 2016, the Company’s Senior Vice President, Finance and Strategy from September 2013 to February 2016 and the Company’s Vice President, Corporate Strategy from June 2010 to August 2013. Additionally, effective March 1, 2026, Mr. Dumont was appointed as Chairman of the Board of the Company’s subsidiary, Sands China Ltd. (“SCL”); prior to that, he served as a non-executive member of the SCL Board beginning August 8, 2025. Mr. Dumont is the son-in-law of Dr. Miriam Adelson who, with trusts and other entities for the benefit of the Adelson family members, controls more than 50 percent of the voting power of the Company’s Common Stock. Since December 2023, Mr. Dumont has also served as the governor of the Dallas Mavericks, a professional basketball team in the National Basketball Association in which the family owns a majority interest.
No compensation decisions in connection with Mr. Dumont’s promotion have been made.

ITEM 7.01.	Regulation FD Disclosure.
On February 13, 2026, the Company issued a press release regarding Mr. Goldstein’s transition to senior advisor and Mr. Dumont’s appointment as Chairman, Chief Executive Officer, President and Treasurer of the Company. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information in this Item 7.01 and Exhibit 99.1 furnished hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 8.01.	Other Events.
On February 13, 2026 Hong Kong time (February 12, 2026 U.S. time), Sands China Ltd. (“SCL”), a majority owned subsidiary of the Company, announced the appointment of Patrick Dumont as Chairman of the Board and Chairman of the Nomination Committee, effective March 1, 2026.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits
99.1	Press Release, dated February 13, 2026
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: February 13, 2026

LAS VEGAS SANDS CORP.
By:	/S/ D. ZACHARY HUDSON
Name: D. Zachary Hudson Title: Executive Vice President, Global General Counsel and Secretary